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                                                                    Exhibit 10.2


                  PLAN OF REORGANIZATION AND EXCHANGE AGREEMENT

         THIS AGREEMENT dated as of March 20, 2000 between Cooperative Holdings, Inc., a Delaware corporation ("Cooperative Holdings"), Cooperative Communications, Inc., a New Jersey corporation ("Cooperative Communications"), The Louis A. Lombardi 1996 Family Limited Partnership, The Patrick C. Lombardi 1996 Family Limited Partnership and Louis A. Lombardi, Jr. (each a "Stockholder", and collectively, the "Stockholders") and Keith Fallon (the "Optionholder"). The Stockholders and the Optionholder are sometimes collectively referred to herein as, the "Holders".

                              W I T N E S S E T H:

         WHEREAS, the Holders seek to reorganize (the "Reorganization") Cooperative Communications to facilitate an initial public offering under the Securities Act of 1933, and in connection therewith, seek to exchange all of the issued and outstanding securities of Cooperative Communications for the securities of Cooperative Holdings, whereby Cooperative Communications will become a wholly-owned subsidiary of Cooperative Holdings and Cooperative Holdings will offer shares of its Common Stock, $0.01 par value, to the public in such public offering; and

         WHEREAS, in connection with the Reorganization, the Stockholders, who together comprise all of the members of Eastern Computer Services, LLC ("Eastern Computer") and hold all of the ownership interests of Eastern Computer ("Interests"), shall contribute to Cooperative Holdings all of their Interests in Eastern Computer so that Eastern Computer shall become an entity wholly-owned by Cooperative Holdings; and

         WHEREAS, in connection with the Reorganization, Cooperative Holdings will issue to each Stockholder who together comprise all of the stockholders of Cooperative Communications and hold all of the issued and outstanding shares of the capital stock of Cooperative Communications, 3.444 shares of Cooperative Holdings' Common Stock (the "Parent Shares") in exchange for each share of Cooperative Communications' Common Stock (the "Subsidiary Shares") held by each Stockholder; and

         WHEREAS, in connection with the Reorganization, Cooperative Holdings will issue to the Optionholder an option (the "Parent Option") to purchase 30,000 shares of Cooperative Holdings' Common Stock, in exchange for the option (the "Subsidiary Option") held by the Optionholder to purchase 30,000 shares of Cooperative Communications' Common Stock, such exchange of options to be made on a share-for-share basis (the Subsidiary Options and the Subsidiary Shares are sometimes collectively referred to herein as, the "Subsidiary Securities").

         NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
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'                                    SECTION I

                             EXCHANGE OF SECURITIES



         1.1 EXCHANGE OF SECURITIES. Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, Cooperative Holdings hereby agrees to issue, sell and convey to each Holder, and each Holder subscribes for and agrees to purchase, acquire and accept from Cooperative Holdings the Parent Shares or the Parent Options, as applicable, in exchange for the Subsidiary Shares or Subsidiary Options held by such Holder, as follows: (i) 3.444 Parent Shares in exchange for each Subsidiary Share; and (ii) a Parent Option to purchase one (1) share of Cooperative Holdings' Common Stock, in exchange for each Subsidiary Option to purchase one (1) share of Cooperative Communications' Common Stock.

                                   SECTION II

                                   THE CLOSING

         2.1 TIME AND PLACE OF THE CLOSING; ESCROW. The closing (the "Closing") shall be held at the offices of Buchanan Ingersoll Professional Corporation ("Buchanan Ingersoll"), 650 College Road East, Princeton, New Jersey 08540 at 10:00 A.M., local time, on March 20, 2000 (the "Closing Date") or at such other time, place and date as the Holders shall determine. Buchanan Ingersoll shall serve as escrow agent in connection with the Closing and shall hold all documentation and signatures for each of the Holders until such time as all requisite signatures have been received, at which time Buchanan Ingersoll shall be authorized, without further action, to consummate the Closing.

         2.2 DELIVERY OF THE PARENT SHARES AND THE PARENT OPTION BY COOPERATIVE HOLDINGS. On the Closing Date, Cooperative Holdings shall (i) deliver to each Stockholder stock certificates representing the applicable Parent Shares, and
(ii) deliver to the Optionholder the Parent Option to purchase that number of shares of Cooperative Holdings as set forth in the Subsidiary Options.

         2.3 DELIVERY OF THE SUBSIDIARY SECURITIES BY THE HOLDERS. On the Closing Date, each Stockholder shall deliver to Cooperative Holdings, the stock certificates representing the Subsidiary Shares held by such Stockholder and any other documents necessary to transfer to Cooperative Holdings good and marketable title to all of the Subsidiary Shares held by such Stockholder, free and clear of any Encumbrance (as defined in Section 4.1). On the Closing Date, the Optionholder shall deliver to Cooperative Holdings the Subsidiary Option held by the Optionholder, free and clear of any Encumbrance.


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                                   SECTION III

        REPRESENTATIONS, WARRANTIES AND COVENANTS OF COOPERATIVE HOLDINGS

                Cooperative Holdings represents, warrants and covenants to the Holders as follows:

         3.1 ORGANIZATION; GOOD STANDING. Cooperative Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         3.2 AUTHORITY. Cooperative Holdings has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by Cooperative Holdings, the performance by Cooperative Holdings of its agreements hereunder and the consummation by Cooperative Holdings of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding obligation of Cooperative Holdings, enforceable against Cooperative Holdings in accordance with its terms.

         3.3 NO CONFLICTS. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation or ByLaws of Cooperative Holdings or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of, or constitutes a default under or results in the termination of or the creation of any lien or any other rights pursuant to the terms of any contract or agreement to which Cooperative Holdings is a party or by which Cooperative Holdings or any of its assets is bound.

         3.4 DUE AUTHORIZATION; CAPITALIZATION. The Parent Shares and the Parent Option being issued hereunder have been duly authorized and, in the case of the Parent Shares, when issued to each Stockholder for the consideration herein provided, shall be fully paid and nonassessable, and in the case of the Parent Option, the shares of Cooperative Holdings' Common Stock underlying the Parent Option when issued to the Optionholder as provided herein and upon exercise of such Parent Option in accordance with the provisions of the applicable agreement representing such Subsidiary Option shall be fully paid and nonassesable. Other than the Parent Shares and the Parent Option being issued hereunder, as of the Closing Date, there are no other equity securities of Cooperative Holdings issued and outstanding.

                                   SECTION IV

     REPRESENTATIONS, WARRANTIES AND COVENANTS OF COOPERATIVE COMMUNICATIONS

             Cooperative Communications represents, warrants and covenants to the Holders as follows:

         4.1 ORGANIZATION; GOOD STANDING. Cooperative Communications is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.


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         4.2 AUTHORITY. Cooperative Communications has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by Cooperative Communications, the performance by Cooperative Communications of its agreements hereunder and the consummation by Cooperative Communications of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding obligation of Cooperative Communications, enforceable against Cooperative Communications in accordance with its terms.

         4.3 NO CONFLICTS. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation or ByLaws of Cooperative Communications, as amended, or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of, or constitutes a default under or results in the termination of or the creation of any lien or any other rights pursuant to the terms of any contract or agreement to which Cooperative Communications is a party or by which Cooperative Communications or any of its assets is bound.

         4.4 CAPITALIZATION.

         The capital stock of Corporate Communications, as authorized by the Certificate of Incorporation, as amended, consists of 20,000,000 shares of Common Stock, no par value, of which 5,400,000 shares are issued and outstanding and held of record, in the aggregate, by the Stockholders. The Company has also reserved 30,000 shares of Common Stock, no par value, for issuance upon the exercise by the Optionholder of the Subsidiary Options.

                                    SECTION V

                  REPRESENTATIONS AND WARRANTIES OF THE HOLDERS

         Each of the Holders severally, and not jointly, represents and warrants to Cooperative Holdings and Cooperative Communications as follows:

         5.1 OWNERSHIP. The Subsidiary Shares or the Subsidiary Option, as the case may be, held by such Holder, as set forth on Schedule I hereto, is lawfully owned of record and beneficially by such Holder, free and clear of any claim, lien, pledge, option or other encumbrance (collectively, "Encumbrances"). Except for the Subsidiary Securities: (i) the Holder does not own beneficially or of record, any shares of the capital stock of Cooperative Communications; (ii) the Holder does not own any subscription, warrant, option, convertible security, or other right (contingent or otherwise) to purchase or otherwise acquire any capital stock or other equity securities of Cooperative Communications from Cooperative Communications or from any other person; and (iii) the Holder does not claim any right (preemptive or otherwise) to receive any shares, subscriptions, warrants, options, convertible securities, or other such rights to be issued at any time by Cooperative Communications. Upon the exchange of the Holder's Subsidiary Securities for the Parent Shares or the Parent Option, as applicable, as provided for herein, Cooperative Holdings shall acquire good title


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to such Subsidiary Securities, free and clear of all Encumbrances and
Cooperative Communications shall be entitled to cancel all of the outstanding Subsidiary Securities held by such Holder, whether or not such Holder has tendered such instruments thereto or to Cooperative Holdings. Each Holder represents and agrees that such Holder does not claim any right (preemptive or otherwise) to receive any shares, subscriptions, warrants, options, convertible securities, or other such rights to receive any other security of Cooperative Holdings other than as set forth herein.

         5.2 AUTHORITY. The Holder has the full power and authority to execute and deliver this Agreement and to perform the obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by the Holder, the performance by the Holder of its agreements hereunder and the consummation by the Holder of the transactions contemplated hereby have been duly authorized by all necessary action.

         5.3 NO CONFLICTS. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby (i) violates any other organizational document to which such Holder is a party or subject to,
(ii) violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or (iii) conflicts with or results in any breach of any terms of, or constitutes a default under or results in the termination of or the creation of any lien or any other rights pursuant to the terms of any contract or agreement to which such Holder is a party or by which such Holder or any of its assets are bound.

         5.4 RELEASE. The Holder knowingly and voluntarily releases and forever discharges Cooperative Communications and Cooperative Holdings and/or all of its stockholders, executors, assigns, past and present affiliates, subsidiaries, officers, directors, employees and agents from any and all claims known and unknown, which any such Holder may have, including, but not limited to, any claim arising from Cooperative Communications' original issuance of the Subsidiary Securities to such Holder and with respect to the Optionholder, arising from that certain Option Agreement, dated as of June 12, 1996 by and between Cooperative Communications and the Optionholder.

                                   SECTION VI
           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

         6.1 SURVIVAL OF REPRESENTATION AND WARRANTIES. All representations, warranties, waivers and acknowledgements contained herein (including with respect to the information contained on the Schedules hereto) shall survive the execution and delivery hereof and the Closing hereunder and shall continue in full force and effect thereafter; notwithstanding any investigation at any time made by or on behalf of any party hereto.

         6.2 INDEMNIFICATION. Each Holder shall jointly and severally indemnify and hold harmless Cooperative Holdings and Cooperative Communications against and from any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon the breach, falsity or incorrectness as of the Closing of any representation, warranty, waiver or acknowledgement of such Holder contained herein. Notwithstanding the foregoing, each Holder expressly agrees and acknowledges that the right of indemnification granted herein to Cooperative Holdings and


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Cooperative Communications shall not be deemed to be the exclusive remedy available to Cooperative Holdings and Cooperative Communications.

                                   SECTION VII

       ACTIONS OF PARENT AND SUBSIDIARY WITH RESPECT TO THE REORGANIZATION

         7.1 BOOKS AND RECORDS. Each Holder hereby consents to the taking of all actions necessary to effect the Reorganization and the transactions set forth in this Agreement on the books and records of Cooperative Holdings and Cooperative Communications, including, without limitations, the cancellation of all outstanding Subsidiary Securities, whether or not such Subsidiary Securities are surrendered for cancellation.

                                  SECTION VIII

                             TAX FREE REORGANIZATION

         8.1 TAX FREE REORGANIZATION. The Reorganization contemplated herein is intended to qualify as a non-taxable reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. Each Holder further agrees to cooperate with Cooperative Holdings, Cooperative Communications and each of the other Holders (including but not limited to, consistent reporting and filing with each appropriate tax authority) in order for the transactions to qualify as such a non-taxable reorganization.

                                   SECTION IX

                               REVIEW BY ADVISORS

         9.1 REVIEW BY ADVISORS. Each Holder acknowledges and agrees that such Holder has had an adequate opportunity to review this Agreement. Each Holder acknowledges that Cooperative Holdings and Cooperative Communications has recommended that this Agreement be reviewed by such Holder's legal, financial and accounting advisors. Each Holder acknowledges that it has had an opportunity to review this Agreement with such Holder's legal, financial and accounting advisors.

                                    SECTION X

                                  MISCELLANEOUS

         10.1 NOTICES. All notices required or permitted under this Agreement shall be in writing and delivered by any method providing for proof of delivery to the address of the party or parties set forth on the signature page hereof. Any notice shall be deemed to have been given on the date of receipt.

         10.2 ASSIGNMENT. Other than as provided herein, this Agreement shall not be assignable by any of the parties hereto except pursuant to a writing executed by all of the parties hereto.


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         10.3 INVALIDITY, ETC. If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         10.4 HEADINGS. The headings of this Agreement are for convenience of reference only and are not part of the substance of this Agreement.

         10.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State.

         10.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                                  * * * * * * *


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         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.



PARENT:                                       STOCKHOLDERS:

COOPERATIVE HOLDINGS, INC.                    THE LOUIS A. LOMBARDI 1996
                                              FAMILY LIMITED PARTNERSHIP

By: /s/ Louis A. Lombardi, Sr.                By: /s/ Louis A. Lombardi, Sr
   __________________________                    ____________________________
Name:  Louis A. Lombardi, Sr.                 Name: Louis A. Lombardi, Sr.
      _______________________                      __________________________
Title: President and Chief                          Title: General Partner
       Executive Officer

Address: 412-420 Washington Avenue            Address: 412-420 Washington Avenue
         Belleville, New Jersey 07109         Belleville, New Jersey 07109
Facsimile:  (973) 759-8282                    Facsimile:

SUBSIDIARY:

COOPERATIVE COMMUNICATIONS, INC.                 THE PATRICK C. LOMBARDI 1996
                                                 FAMILY LIMITED PARTNERSHIP

By: /s/ Louis A. Lombardi, Sr.                   By: /s/ Theresa M. Lombardi
    _______________________________                  ___________________________
Name:   Louis A. Lombardi, Sr.                   Name: Theresa M. Lombardi
Title:  President                                Title: Co-General Partner
Address: 412-420 Washington Avenue               Address: 899 Larue Road
         Belleville, New Jersey 07109                     Monroe, NY 10950
Facsimile:  (973) 759-8282                       Facsimile:_____________________

                                                 /s/ Louis A. Lombardi, Jr.
                                                 _______________________________
                                                 Louis A. Lombardi, Jr.


OPTIONHOLDER:

/s/ Keith Fallon
___________________________________
Keith Fallon


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